     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 20, 1999


                                                      REGISTRATION NO. 333-78845
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------


                               AMENDMENT NO. 2 TO

                                    FORM S-1
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------
                        ALLIANCE RESOURCE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

            DELAWARE                           1222                          73-1564280
(State or other jurisdiction of    (Primary Standard Industrial           (I.R.S. Employer
 incorporation or organization)    Classification Code Number)          Identification No.)

                           1717 SOUTH BOULDER AVENUE
                             TULSA, OKLAHOMA 74119
                                 (918) 295-7600
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               THOMAS L. PEARSON
                SENIOR VICE PRESIDENT -- LAW AND ADMINISTRATION,
                         GENERAL COUNSEL AND SECRETARY
                           1717 SOUTH BOULDER AVENUE
                             TULSA, OKLAHOMA 74119
                                 (918) 295-7600
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:

             ANDREWS & KURTH L.L.P.                           BAKER & BOTTS, L.L.P.
             600 TRAVIS, SUITE 4200                              ONE SHELL PLAZA
              HOUSTON, TEXAS 77002                                910 LOUISIANA
                 (713) 220-4200                                HOUSTON, TEXAS 77002
             ATTN: DAVID P. OELMAN                                (713) 229-1234
                                                              ATTN: JOSHUA DAVIDSON

                             ---------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     Set forth below are the expenses (other than underwriting discounts and commissions) expected to be incurred in connection with the issuance and distribution of the securities registered hereby. With the exception of the Securities and Exchange Commission registration fee, the NASD filing fee and the NYSE filing fee, the amounts set forth below are estimates:


Securities and Exchange Commission registration fee.........  $62,168
NASD filing fee.............................................   22,863
Nasdaq listing fee..........................................     *
Printing and engraving expenses.............................     *
Legal fees and expenses.....................................     *
Accounting fees and expenses................................     *
Transfer agent and registrar fees...........................     *
Miscellaneous...............................................     *
                                                              -------
          TOTAL.............................................  $  *
                                                              =======


---------------

* To be provided by amendment.

ITEM 14. INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The section of the Prospectus entitled "The Partnership
Agreement -- Indemnification" is incorporated herein by this reference. Reference is made to Section 7 of the Underwriting Agreement filed as Exhibit
1.1 to the Registration Statement. Subject to any terms, conditions or restrictions set forth in the Partnership Agreement, Section 17-108 of the Delaware Revised Uniform Limited Partnership Act empowers a Delaware limited partnership to indemnify and hold harmless any partner or other person from and against all claims and demands whatsoever.

ITEM 15. RECENT SALES OF UNREGISTERED SECURITIES

     Alliance Resource Partners issued to Alliance Resource GP, LLC, limited partner interests in the Partnership in connection with the formation of the Partnership on May 17, 1999 in an offering exempt from registration under
Section 4(2) of the Securities Act of 1933, as amended. There have been no other sales of unregistered securities within the past three years.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     a. Exhibits:


          +1.1           -- Form of Underwriting Agreement
          +3.1           -- Form of Amended and Restated Agreement of Limited
                            Partnership of Alliance Resource Partners, L.P. (included
                            as Appendix A to the Prospectus)
           3.2           -- Form of Agreement of Limited Partnership of Alliance
                            Resource Operating Partners, L.P.
           3.3           -- Form of Amended and Restated Limited Liability Company
                            Agreement of Alliance Resource Management GP, LLC
           3.4           -- Form of Amended and Restated Limited Liability Company
                            Agreement of Alliance Resource GP, LLC
          +3.5           -- Certificate of Limited Partnership of Alliance Resource
                            Partners, L.P.
          +3.6           -- Certificate of Formation of Alliance Resource GP, LLC
           3.7           -- Certificate of Formation of Alliance Resource Management
                            GP, LLC
           3.8           -- Certificate of Limited Partnership of Alliance Resource
                            Operating Partners, L.P.
          +5.1           -- Form of Opinion of Andrews & Kurth L.L.P. as to the
                            legality of the securities being registered
          +8.1           -- Form of Opinion of Andrews & Kurth L.L.P. relating to tax matters

          10.1           -- Form of Term Loan Facility
          10.2           -- Form of Working Capital Facility
          10.3           -- Form of Revolving Credit Facility
          10.4           -- Form of Note Purchase Agreement
          10.5           -- Form of Contribution and Assumption Agreement
          10.6           -- Form of Alliance Resource GP, LLC Long-term Incentive
                            Plan
          10.7           -- Form of Alliance Resource GP, LLC Short-term Incentive
                            Plan
          10.8           -- Form of Employment Agreement
         *10.9           -- Restated and Amended Coal Supply Agreement, dated
                            February 1, 1986, among Seminole Electric Cooperative,
                            Inc., Webster County Coal Corporation and White County
                            Coal Corporation (Portions of this agreement have been
                            omitted based on a request for confidential treatment.
                            Those omitted portions have been filed with the SEC).
         *10.10          -- Contract for Purchase and Sale of Coal, dated January 31,
                            1995, between Tennessee Valley Authority and Webster
                            County Coal Corporation (Portions of this agreement have
                            been omitted based on a request for confidential
                            treatment. Those omitted portions have been filed with
                            the SEC).
         *10.11          -- Assignment/Transfer Agreement between Andalex Resources,
                            Inc., Hopkins County Coal, LLC, Webster County Coal
                            Corporation and Tennessee Valley Authority, dated January
                            23, 1998, with Exhibit A -- Contract for Purchase and
                            Sale of Coal between Tennessee Valley Authority and
                            Andalex Resources, Inc., dated January 31, 1995 (Portions
                            of this agreement have been omitted based on a request
                            for confidential treatment. Those omitted portions have
                            been filed with the SEC).
         *10.12          -- Contract for Purchase and Sale of Coal, dated July 7,
                            1998, between Tennessee Valley Authority and Webster
                            County Coal Corporation (Portions of this agreement have
                            been omitted based on a request for confidential
                            treatment. Those omitted portions have been filed with
                            the SEC).
         *10.13          -- Contract for Purchase and Sale of Coal, dated July 7,
                            1998, between Tennessee Valley Authority and White County
                            Coal Corporation (Portions of this agreement have been
                            omitted based on a request for confidential treatment.
                            Those omitted portions have been filed with the SEC).
          10.14          -- Agreement for the Supply of Coal to the Mt. Storm Power
                            Station, dated January 15, 1996, between Virginia
                            Electric Power Company and Mettiki Coal Corporation
          21.1           -- List of subsidiaries of Alliance Resource Partners
          23.1           -- Consent of Deloitte & Touche LLP (with respect to
                            Alliance Resource Partners, L.P.)
          23.2           -- Consent of Deloitte & Touche LLP (with respect to
                            Alliance Resource Management GP, LLC)
         +23.3           -- Consent of Weir International Mining Consultants
         +23.4           -- Consent of Andrews & Kurth L.L.P. (contained in Exhibits
                            5.1 and 8.1)
         +24.1           -- Powers of Attorney (included on the signature page)
         +27.1           -- Financial Data Schedule.


---------------

 * Filed herewith.

 + Previously filed.

     (b) Financial Statement Schedules

     All financial statement schedules are omitted because the information is not required, is not material or is otherwise included in the financial statements or related notes thereto.

ITEM 17. UNDERTAKINGS

     The undersigned Registrant hereby undertakes to provide at the closing specified in the underwriting agreement certificates in such denominations and registered in such names as required by the Underwriters to permit prompt delivery to each purchaser.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The undersigned Registrant hereby undertakes that:

          (1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or
     (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          (2) For the purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa, State of Oklahoma, on July 20, 1999.



                                            ALLIANCE RESOURCE PARTNERS, L.P.



                                            By: Alliance Resource GP, LLC


                                                  its general partner


                                            By:    /s/ THOMAS L. PEARSON
                                              ----------------------------------


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED BELOW.



                      SIGNATURE                                       TITLE                        DATE
                      ---------                                       -----                        ----

                          *                             President, Chief Executive Officer    July 20, 1999
-----------------------------------------------------     and Director (Principal
                Joseph W. Craft, III                      Executive Officer)

                          *                             Senior Vice President and Chief       July 20, 1999
-----------------------------------------------------     Financial Officer (Principal
                Michael L. Greenwood                      Financial Officer and Principal
                                                          Accounting Officer)

                          *                             Director                              July 20, 1999
-----------------------------------------------------
                   John P. Neafsey

                          *                             Director                              July 20, 1999
-----------------------------------------------------
               Preston R. Miller, Jr.

                          *                             Director                              July 20, 1999
-----------------------------------------------------
                 John J. MacWilliams

             *By: /s/ THOMAS L. PEARSON
  ------------------------------------------------
                as Power of Attorney

                                 EXHIBIT INDEX


      EXHIBIT NO.                                DESCRIPTION
      -----------                                -----------

          +1.1           -- Form of Underwriting Agreement
          +3.1           -- Form of Amended and Restated Agreement of Limited
                            Partnership of Alliance Resource Partners, L.P. (included
                            as Appendix A to the Prospectus)
           3.2           -- Form of Agreement of Limited Partnership of Alliance
                            Resource Operating Partners, L.P.
           3.3           -- Form of Amended and Restated Limited Liability Company
                            Agreement of Alliance Resource Management GP, LLC
           3.4           -- Form of Amended and Restated Limited Liability Company
                            Agreement of Alliance Resource GP, LLC
          +3.5           -- Certificate of Limited Partnership of Alliance Resource
                            Partners, L.P.
          +3.6           -- Certificate of Formation of Alliance Resource GP, LLC
           3.7           -- Certificate of Formation of Alliance Resource Management
                            GP, LLC
           3.8           -- Certificate of Limited Partnership of Alliance Resource
                            Operating Partners, L.P.
          +5.1           -- Form of Opinion of Andrews & Kurth L.L.P. as to the
                            legality of the securities being registered
          +8.1           -- Form of Opinion of Andrews & Kurth L.L.P. relating to tax matters
          10.1           -- Form of Term Loan Facility
          10.2           -- Form of Working Capital Facility
          10.3           -- Form of Revolving Credit Facility
          10.4           -- Form of Note Purchase Agreement
          10.5           -- Form of Contribution and Assumption Agreement
          10.6           -- Form of Alliance Resource GP, LLC Long-term Incentive
                            Plan
          10.7           -- Form of Alliance Resource GP, LLC Short-term Incentive
                            Plan
          10.8           -- Form of Employment Agreement
         *10.9           -- Restated and Amended Coal Supply Agreement, dated
                            February 1, 1986, among Seminole Electric Cooperative,
                            Inc., Webster County Coal Corporation and White County
                            Coal Corporation (Portions of this agreement have been
                            omitted based on a request for confidential treatment.
                            Those omitted portions have been filed with the SEC).
         *10.10          -- Contract for Purchase and Sale of Coal, dated January 31,
                            1995, between Tennessee Valley Authority and Webster
                            County Coal Corporation (Portions of this agreement have
                            been omitted based on a request for confidential
                            treatment. Those omitted portions have been filed with
                            the SEC).
         *10.11          -- Assignment/Transfer Agreement between Andalex Resources,
                            Inc., Hopkins County Coal, LLC, Webster County Coal
                            Corporation and Tennessee Valley Authority, dated January
                            23, 1998, with Exhibit A -- Contract for Purchase and
                            Sale of Coal between Tennessee Valley Authority and
                            Andalex Resources, Inc., dated January 31, 1995 (Portions
                            of this agreement have been omitted based on a request
                            for confidential treatment. Those omitted portions have
                            been filed with the SEC).
         *10.12          -- Contract for Purchase and Sale of Coal, dated July 7,
                            1998, between Tennessee Valley Authority and Webster
                            County Coal Corporation (Portions of this agreement have
                            been omitted based on a request for confidential
                            treatment. Those omitted portions have been filed with
                            the SEC).
         *10.13          -- Contract for Purchase and Sale of Coal, dated July 7,
                            1998, between Tennessee Valley Authority and White County
                            Coal Corporation (Portions of this agreement have been
                            omitted based on a request for confidential treatment.
                            Those omitted portions have been filed with the SEC).
          10.14          -- Agreement for the Supply of Coal to the Mt. Storm Power
                            Station, dated January 15, 1996, between Virginia
                            Electric Power Company and Mettiki Coal Corporation
          21.1           -- List of subsidiaries of Alliance Resource Partners
          23.1           -- Consent of Deloitte & Touche LLP (with respect to
                            Alliance Resource Partners, L.P.)

      EXHIBIT NO.                                DESCRIPTION
      -----------                                -----------
          23.2           -- Consent of Deloitte & Touche LLP (with respect to
                            Alliance Resource Management GP, LLC)
         +23.3           -- Consent of Weir International Mining Consultants
         +23.4           -- Consent of Andrews & Kurth L.L.P. (contained in Exhibits
                            5.1 and 8.1)
         +24.1           -- Powers of Attorney (included on the signature page)
         +27.1           -- Financial Data Schedule.


---------------

 * Filed herewith.

 + Previously filed.